UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

NATIONAL INTERSTATE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	000-51130	34-1607394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Interstate Drive

Richfield, Ohio 44286-9000

(Address of principal executive offices including Zip Code)

(330) 659-8900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of National Interstate Corporation (the “Company”) was held on April 26, 2012. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors. The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until the 2014 Annual Meeting of Shareholders or until their successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	VOTES WITHHELD	NON- VOTES
Keith A. Jensen	15,514,969	2,914,750	680,322
Vito C. Peraino	15,514,934	2,914,785	680,322
Joel Schiavone	18,009,931	419,788	680,322
Alan R. Spachman	17,467,201	962,518	680,322

Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
19,060,868	49,103	70	0

Advisory Vote on Executive Compensation. The shareholders of the Company voted to approve the following advisory (non-binding) proposal:

RESOLVED, that the shareholders of National Interstate Corporation approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s 2012 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and any related material).

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
18,221,681	194,672	13,366	680,322

ITEM 8.01	Other Events.

On April 26, 2012, the Board of Directors (the “Board”) of the Company approved a dividend of $0.10 per common share, payable on June 15, 2012 to shareholders of record of the Company’s common shares as of the close of business on May 29, 2012.

As stated in the Company’s dividend policy in the 2012 Annual Report on Form 10-K, the declaration and payment of dividends remains subject to the discretion of the Board, and will depend on, among other things, the Company’s financial condition, results of operations, capital and cash requirements, future prospects, regulatory and contractual restrictions on the payment of dividends by insurance company subsidiaries and other factors deemed relevant by the Board. The Board stated its intention to review the Company’s policy at least annually during its first quarter meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation

By:	/s/ Julie A. McGraw
Julie A. McGraw
Vice President and Chief Financial Officer

Date: May 1, 2012